DEBTOR(S):	Midway Gold US Inc.	**MONTHLY OPERATING REPORT** CHAPTER 11
CASE NUMBER:	15-16835	

Form 2-A
COVER SHEET

For Period End Date: 11/30/2017

Accounting Method: Accrual Basis [X] Cash Basis [ ]

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
X		1. Cash Receipts and Disursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Quarterly Fee Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts *(Redact all but last 4 digits of account number and remove check images)*
X		8. Bank Statement Reconciliations for all Bank Accounts
N/A		9. Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 11/30/2017 **Print Name:** Dan Brosious

Signature: [signature]

Title: Chief Restructuring Officer

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CURRENT MONTH)

11/1/2017 to 11/30/2017 Month 11-17

CASH FLOW SUMMARY	Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated	
1. Beginning Cash Balance	$ 715	17,143,452	5,465	-	100	0	100	58,206	457	-3,444	509,610	-	-	-	17,714,661	
2. Cash Receipts																
Sales	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Sale of Assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Loans/advances	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	[2]
Miscellaneous	-	120	-	-	-	-	-	-	-	-	-	-	-	-	120	
Total Cash Receipts	$ 0	120	0	-	0	0	0	0	-	-	-	-	-	-	120	
3. Cash Disbursements																
Operations	-	(33,147)	-	-	-	-	-	-	-	-	-	-	-	-	(33,147)	[6]
Debt Service/Secured loan payment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Professional fees/U.S. Trustee fees	-	(188,581)	-	-	-	-	-	-	-	-	-	-	-	-	(188,581)	
Professional fees paid from retainer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Intercompany Transfer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	[2]
Total Cash Disbursements	$ 0	(221,728)	0	-	0	0	0	0	-	-	0	-	-	-	(221,728)	
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	0	(221,608)	0	-	-	0	-	0	-	-	0	-	-	-	(221,608)	
5 Ending Cash Balance (to Form 2-C)	$ 715	16,921,844	5,465	-	100	0	100	58,206	457	(3,444)	509,610	-	-	-	17,493,054	

CASH BALANCE SUMMARY

	Financial Institution	Balance 31-May-17
NA		
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]
Midway Gold US	Wells Fargo N.A.	16,921,844
Midway Services Company	Wells Fargo N.A.	5,465
Nevada Talon	Wells Fargo N.A.	-3,444
Realty	Wells Fargo N.A.	509,610
RR Exploration	Wells Fargo N.A.	457
Mine Services LLC [3]	Wells Fargo N.A.	363
MDW Pan Hold Co.	Wells Fargo N.A.	100
MDW GR Hold Co.	Wells Fargo N.A.	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100
MDW Pan LLP	Wells Fargo N.A.	0
MDW Pan LLP	BNY Mellon	0
MDW Gold Rock LLP	Wells Fargo N.A.	58,206
		$ 17,493,517 [5]

[1] Current month beginning cash balance should equal the previous month's ending balance.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $0.00
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,953 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (CUMULATIVE CASE TO DATE)

For Period 6/22/2015 to 11/30/2017

CASH FLOW SUMMARY		Midway Gold Corp. 15-16836	Midway Gold U.S. Inc. 15-16835	Midway Services Co. 15-16840	MDW Mine ULC 15-16846	MDW Pan Hold Co. 15-16842	MDW Pan LLP 15-16843	MDW GR Hold Co. 15-16838	MDW Gold Rock LLP 15-16844	RR Exploration 15-16839	Nevada Talon LLC 15-16841	Midway Gold Realty 15-16845	GEH (BC) Holding Inc. 15-16847	GEH (US) Holding Inc. 15-16848	Golden Eagle Holding Inc. 15-16837	Consolidated
1. Beginning Cash Balance	$	280,447	14,511	84,638	-	100	419,144	100	3,494	4,733	919	2,930	-	-	-	811,014 [1]
2. Cash Receipts																
Sales		-	-	-	-	-	21,955,167	-	-	-	-	-	-	-	-	21,955,167
Sale of Assets		-	29,888,449	-	-	-	-	-	-	-	-	512,911	-	-	-	30,399,360
Loans/advances		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Transfer		485,487	5,896,588	4,995,000	-	5,019,208	404,872	715,208	715,000	149,825	57,325	6,500	-	-	-	18,445,014 [2]
Miscellaneous		62,855	1,089,232	76,725	-	-	679,419	-	61,511	-	-	-	-	-	-	1,969,742
Total Cash Receipts	$	548,342	36,872,270	5,071,725	-	5,019,208	23,039,458	715,208	776,511	149,825	57,325	519,411	-	-	-	72,769,283
3. Cash Disbursements																
Operations		(369,774)	(3,977,441)	(5,118,398)	-	(208)	(10,665,537)	(208)	(696,555)	(150,200)	(57,762)	(9,480)	-	-	-	(21,045,564) [6]
Debt Service/Secured loan payment		-	(12,955)	-	-	-	(5,890,616)	-	-	-	-	-	-	-	-	(5,903,571)
Professional fees/U.S. Trustee fees		(242,837)	(8,876,536)	(32,500)	-	-	(1,478,367)	-	(25,244)	(3,900)	(3,925)	(3,250)	-	-	-	(10,666,560)
Professional fees paid from retainer		(20,174)	(1,105)	-	-	-	-	-	-	-	-	-	-	-	-	(21,279)
Intercompany Transfer		(195,288)	(7,096,900)	-	-	(5,019,000)	(5,424,081)	(715,000)	-	-	-	-	-	-	-	(18,450,269) [2]
Total Cash Disbursements	$	(828,074)	(19,964,937)	(5,150,898)	-	(5,019,208)	(23,458,601)	(715,208)	(721,799)	(154,101)	(61,687)	(12,730)	-	-	-	(56,087,244)
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)		(279,732)	16,907,333	(79,172)	-	-	(419,143)	-	54,712	(4,276)	(4,362)	506,681	-	-	-	16,682,040
5 Ending Cash Balance (to Form 2-C)	$	715	16,921,844	5,465	-	100	0	100	58,206	457	(3,444)	509,610	-	-	-	17,493,054

CASH BALANCE SUMMARY

NA	Financial Institution	Book Balance 31-May-17	Book Balance 21-Jun-15
MDW Corp	TD Canada Trust (CAD)	$ 715 [4]	$ 280,447
Midway Gold US	Wells Fargo N.A.	16,921,844	14,511
Midway Services Company	Wells Fargo N.A.	5,465	84,638
Nevada Talon	Wells Fargo N.A.	-3,444	919
Realty	Wells Fargo N.A.	509,610	2,930
RR Exploration	Wells Fargo N.A.	457	4,733
Mine Services LLC [3]	Wells Fargo N.A.	363	363
MDW Pan Hold Co.	Wells Fargo N.A.	100	100
MDW GR Hold Co.	Wells Fargo N.A.	100	100
Midway Pan Mine Co. [3]	Wells Fargo N.A.	100	100
Midway Gold Rock Mine Co. [3]	Wells Fargo N.A.	100	100
MDW Pan LLP	Rev. 8/31/2016	0	382,665
MDW Pan LLP	BNY Mellon	0	36,478
MDW Gold Rock LLP	Wells Fargo N.A.	58,206	3,494
		$ 17,493,617 [5]	$ 811,577

[1] Accumulated beginning cash balance is the cash available at the commencement of the case.
[2] Difference in intercompany transfer is due to transfer made to non-debtor entities and exchange rates.
[3] Non-Debtor Entities.
[4] Balance is reflected in USD$. Canadian dollar equivalent is $0.00
[5] Ending cash balance in the Cash Balance Summary does not tie to the ending bank balance above due to the non-debtor bank balances.
[6] Monthly activity of $61,983 on Midway Gold Corp is related to recording an adjustment for cumulative FX differences for USD.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

CASH DISBURSEMENTS BY DEBTOR (CURRENT MONTH)

11/1/2017 to 11/30/2017 Month 11-17

Case No.	Case Name	# of Bank Accounts	Total Monthly Disbursements by Debtor	Less: Intercompany Transfers	Amount to Quarterly Trustee Fees
15-16835	Midway Gold Corp. US (Midway Gold US)	One Wells Fargo	(221,728)	-	(221,728)
15-16836	Midway Gold Corp. (MDW Corp)	One Canadian Account	-	-	-
15-16837	Golden Eagle Holding	No Bank Account	-	-	-
15-16838	MDW-GR Holding	One Wells Fargo	-	-	-
15-16839	RR Exploration	One Wells Fargo	-	-	-
15-16840	Midway Services Co.	One Wells Fargo	-	-	-
15-16841	Nevada Talon, LLC	One Wells Fargo	-	-	-
15-16842	MDW Pan Holding	One Wells Fargo	-	-	-
15-16843	MDW Pan, LLP	One Wells Fargo /	-	-	-
		Four BNY Mellon			-
15-16844	MDW Gold Rock, LLP	One Wells Fargo	-	-	-
15-16845	Midway Gold Realty	One Wells Fargo	-	-	-
15-16846	MDW Mine ULC	No Bank Account	-	-	-
15-16847	GEH (BC) Holding	No Bank Account	-	-	-
15-16848	GEH (US) Holding	No Bank Account	-	-	-
	Total		**(221,728)**	**0**	**(221,728)**

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 11/1/2017 to 11/30/2017

CASH RECEIPTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Date	Payer	Entity	Description		Amount (USD$)
11/30/2017	Wells Fargo	2	Miscellaneous		119.92
			Total Sales	$	0.00
			Total Intercompany Transfers	$	0.00
			Total Sale of Assets	$	0.00
			Total Miscellaneous	$	119.92
			Total Cash Receipts	$	**119.92** [1]

Rev. 12/10/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 11/1/2017 to 11/30/2017

CASH DISBURSEMENTS DETAIL **Account No:** Includes all debtor accounts

(attach additional sheets as necessary)

Entity	Date	Check No.	Payee	Amount (USD$)
2	11/17/2017	17043	Squire Patton Boggs LLP	-140,609.93
2	11/17/2017	17044	Sender, Wasserman, Wadsworth P	-7,403.73
2	11/17/2017	17045	FTI Consulting, Inc	-33,335.02
2	11/17/2017	17046	Computershare	-785.40
2	11/17/2017	145420	ISC Inc.	-4,889.40
2	11/17/2017	145421	Oracle America, Inc.	-42.16
2	11/17/2017	145422	Teresa Gustine	-925.00
2	11/30/2017	6486	KPMG LLP	-19,795.00
2	11/30/2017	6487	Tab Products CO LLC	-61.56
2	11/30/2017	145423	EPIQ Systems Acquisition Inc	-7,231.87
2	11/30/2017	145424	Jay Nishikawa	-437.18
2	11/30/2017	145425	Shawn Mullenix	-5,346.26
2	11/30/2017	145426	Teresa Gustine	-864.99

Total Cash Disbursements $ **-221,727.50** [1]

[1] Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 12/10/2017

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: 11/30/2017

		CONSOLIDATED November 30, 2017 Actual	CONSOLIDATED June 21, 2015 Actual
Assets			
Total Current Assets			
Cash and Cash Equivalents		17,493,617	811,577
Accounts Receivable		3,069	201,443
Inventory		0	20,105,452
Prepaid		970,654	3,871,105
Other Current Assets		6,297	102,495
Total Current Assets		18,473,637	25,092,072
Investments		375	375
Investment in Partnerships		0	0
Property & Equipment		0	132,722,845
Reclamation Deposits		42	3,744,642
Mineral Properties		0	18,029,003
Other Long Term Assets		33,390	98,248
Total Long Term Assets		33,807	154,595,113
Total Assets		18,507,444	179,687,185
Current Liabilities			
Accounts Payable - Pre-Petition		(18,361,963)	(21,646,032)
Accounts Payable - Post-Petition		(1,272,815)	0
Reclamation and Remediation		0	(8,715)
Other Short Term Liabilities		(224,987)	(265,260)
Short Term Debt		(49,498,720)	(51,673,880)
Total Current Liabilities		(69,358,485)	(73,593,887)
Long Term Liabilities			
Reclamation and Remediation		0	(8,399,001)
Intercompany		(65)	(65)
Other Long Term Liabilities		0	(389,394)
Long Term Debt		0	0
Employee Related Benefits		0	(2,500)
Total Long Term Liabilities		(65)	(8,790,960)
Total Liabilities		(69,358,550)	(82,384,847)
Redeemable Preferred Stock		(59,953,067)	(54,382,285)
Shareholder's Equity			
Common Stock		(167,744,626)	(167,744,626)
Partnership Capital	NA	0	0
Accum OCI		556,290	556,290
Current Year Retained Earnings		3,161,290	25,463,917
Accumulated Deficit		274,831,219	98,804,366
Total Shareholder's Equity		110,804,173	(42,920,053)
Liability and Equity		(18,507,444)	(179,687,185)

[1] Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

Rev. 12/10/2017

DEBTOR(S):
CASE NO:

Form 2-D
PROFIT AND LOSS STATEMENT

For Period 11/1/2017 to 11/30/2017

	CONSOLIDATED November 2017 Actual		CONSOLIDATED January 2017 [1] Actual (Accum Post-Petition)
Revenue			
Sales	0		(21,952,883)
Total Revenue	0		(21,952,883)
Cost of Sales			
Cost of Goods Sold	0		16,900,088
Depreciation	0		7,762,294
Inventory Write-Down	0		10,387,265
Total Cost of Sales	0		35,049,647
Accretion	0		368,547
Mineral exploration expenditures	0		1,034,160
Impairment of Long Lived Assets	0		126,249,499
General & Administrative			
Consulting	1,133,212		4,273,598
Depreciation - CGA	0		280,979
Interest and bank charges	0		24,343
Legal, audit and accounting	98,818		5,237,928
Office & administrative	85,687		2,285,754
Salaries and benefits	0		2,138,452
Transfer agent and filing fees	0		85,956
Travel			11,792
Investor relations	0		68,109
Total General & Administrative	1,317,717		14,406,908
Total Operating Costs	1,317,717		177,108,761
Foreign exchange (gain) loss	29		64,053
Other income	(119)		1,476,491
(Gain) loss on disposal of PP&E	0		(10,574,890)
Interest and investment income			(2,117)
Total Other (Income) Expense	(90)		(9,036,464)
Restructuring Items	0		3,828,412
Net Loss Before Income Tax	1,317,627		149,947,826
Income tax recovery	0		0
Net Income	1,317,627		149,947,826

[1] Accumulated totals include all revenue and expenses since the petition date.

DEBTOR(S): Midway Gold US Inc. **CASE NO:** 15-16835

SUPPORTING SCHEDULES

For Period: 11/1/2017 to 11/30/2017

Summary of Post-Petition Taxes				
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal				
Employee income tax withheld				
Employee FICA taxes withheld				
Employer FICA taxes				
Unemployment taxes				
Other:				
State				
Sales, use & excise taxes				
Unemployment taxes				
Other:				
Local				
Personal property taxes				
Real property taxes				
Other:				
			Total unpaid post-petition taxes	

[1] For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary				
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	*Premium paid through date
Workers' compensation	Federal INS	$1,000,000	8/1/2017	8/1/2017
General liability	Federal INS	1,000,000	8/1/2017	8/1/2017
Property (fire, theft, etc.)	National UN-PA	35,000,000	8/31/2016	8/31/2016
Vehicle	Federal INS	1,000,000	8/1/2017	8/1/2017
Other (list): Umbrella Liability	Federal INS	25,000,000	8/1/2017	8/1/2017
Other (list): Pollution Liability	Ironshore Specialty	5,000,000	7/17/2016	7/17/2016

If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

* The Company no longer has any employees and does not have any assets except cash balances. As such, the insurance carriers were not willing to bind coverage for just a general liability policy.

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-E (Page 2 of 2)
SUPPORTING SCHEDULES
For Period: 11/1/2017 to 11/30/2017

Accounts Receivable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables	$ -	$ -	$ -	$ -	$ -
Post-petition receivables	3,069				3,069
Total	$ 3,069	$ -	$ -	$ -	$ 3,069

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)					
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	$ 1,207,322	$ -	$ 1,742	$ 23,538	$ 1,232,601
Other Payables	40,214				40,214
Total	$ 1,247,536	$ -	$ 1,742	$ 23,538	$ 1,272,815

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS					
	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Court Approval Date	Month-end Balance Due [1]
Debtor Counsel - Squire Patton Boggs	$ 54,678	$ (90,638)	$ (140,610)	7/17/2015	$ (35,960)
Debtor Local Counsel - S&W	25,000	(10,032)	(7,404)	7/16/2015	14,968
Debtor Canadian Counsel - DLA Piper	-			N/A	-
Canadian Information Officer - E&Y	40,196			N/A	40,196
EY Counsel - Borden Ladner Gervais	-			N/A	-
Debtor Financial Advisor - FTI Consulting	97,404	(9,000)	(33,335)	7/24/2015	88,404
Investment Bank - Moelis	-	(1,127,092)		11/6/2015	(1,127,092)
Lender's Counsel - Luskin Stern	-			N/A	-
Lender's Local Counsel - Fairfield & Woods	-			N/A	-
Lender's Financial Advisor RPA	-			N/A	-
Lender's Technical Advisor - RPA	-			N/A	-
Lender's Counsel - Parsons Behle & Latiner	-			N/A	-
UCC Counsel - Cooley	-	(35,933)		8/14/2015	(35,933)
UCC Financial Advisor - Gavin Solmonese	-	(3,781)		8/19/2015	(3,781)
Epiq	10,947		(7,232)	7/23/2015	10,947
Total	NA	$ (1,276,475)	$ (188,581)		$ (1,048,250)

[1] Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES [2]			
Payee Name	Position	Nature of Payment	Amount
FTI Consulting	CRO and Temporary Staff	Professional Fees and Expenses	$ 33,335

[2] List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S): Midway Gold Corp. CASE NO: 15-16836
21

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month		Year 4/30/2017		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	1-17	2017	$	2,033				
February	2-17	2017		8,543				
March	3-17	2017		1,280				
	TOTAL 1st Quarter		$	11,855.79	$	325	6455	4/28/2017
April	4-17	2017	$	63,480				
May	5-17	2017		30				
June	6-17	2017		267				
	TOTAL 2nd Quarter		$	63,776.45	$	650	6466	7/27/2017
July	7-17	2017	$	0				
August	8-17	2017		0				
September	9-17	2017		0				
	TOTAL 3rd Quarter		$	0.00	$	325	6478	10/27/2017
October	10-17	2017	$	0				
November	11-17	2017		0		325		
December	12-17	2017		0				
	TOTAL 4th Quarter		$	0.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.. NA	$975	$3,000,000 to $4,999,999.......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.....................	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold U.S. Inc. 2 CASE NO: 15-16835

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month		Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-17	2017 $	72,387			
February	2-17	2017	51,490			
March	3-17	2017	459,413			
	TOTAL 1st Quarter $		583,289.46 $	4,875	6454	4/28/2017
April	4-17	2017 $	233,794			
May	5-17	2017	97,498			
June	6-17	2017	211,457			
	TOTAL 2nd Quarter $		542,749.45 $	4,875	6468	7/27/2017
July	7-17	2017 $	55,783			
August	8-17	2017	17,767			
September	9-17	2017	218,051			
	TOTAL 3rd Quarter $		291,600.64 $	1,950	6482	10/27/2017
October	10-17	2017 $	159,547			
November	11-17	2017	221,728	4,875		
December	12-17	2017	0			
	TOTAL 4th Quarter $		381,274.30 $	4,875		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Services Company CASE NO: 15-16840
16

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month		Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-17	2017	$ 18,459			
February	2-17	2017	10,465			
March	3-17	2017	11,803			
	TOTAL 1st Quarter		$ 40,727.13	$ 650	1102	4/28/2017
April	4-17	2017	$ 14,452			
May	5-17	2017	12,100			
June	6-17	2017	10,119			
	TOTAL 2nd Quarter		$ 36,670.83	$ 650	1106	7/27/2017
July	7-17	2017	$ 14,781			
August	8-17	2017	2,701			
September	9-17	2017	830			
	TOTAL 3rd Quarter		$ 18,311.86	$ 650	1107	10/27/2017
October	10-17	2017	$ 650			
November	11-17	2017	0	325		
December	12-17	2017	0			
	TOTAL 4th Quarter		$ 650.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Mine ULC
13

CASE NO: 15-16846

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017	$ 0			
February	2-' 2017	0			
March	3-' 2017	0			
TOTAL 1st Quarter $		0.00	$ 325	6449	4/28/2017
April	4-' 2017	$ 0			
May	5-' 2017	0			
June	6-' 2017	0			
TOTAL 2nd Quarter $		0.00	$ 325	6467	7/27/2017
July	7-' 2017	$ 0			
August	8-' 2017	0			
September	9-' 2017	0			
TOTAL 3rd Quarter $		0.00	$ 325	6483	10/27/2017
October	10 2017	$ 0			
November	11 2017	0	325		
December	12 2017	0			
TOTAL 4th Quarter $		0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan Hold Co. 14 CASE NO: 15-16842

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017	$	0			
February	2-' 2017		0			
March	3-' 2017		0			
TOTAL 1st Quarter		$	0.00	$ 325	6451	4/28/2017
April	4-' 2017	$	0			
May	5-' 2017		0			
June	6-' 2017		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6469	7/27/2017
July	7-' 2017	$	0			
August	8-' 2017		0			
September	9-' 2017		0			
TOTAL 3rd Quarter		$	0.00	$ 325	6480	10/27/2017
October	10 2017	$	0			
November	11 2017		0	325		
December	12 2017		0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW Pan LLP 19 CASE NO: 15-16843

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017 $	0			
February	2-' 2017	0			
March	3-' 2017	0			
TOTAL 1st Quarter $		0.00 $	325	6456	4/28/2017
April	4-' 2017 $	0			
May	5-' 2017	0			
June	6-' 2017	0			
TOTAL 2nd Quarter $		0.00 $	325	6470	7/27/2017
July	7-' 2017 $	0			
August	8-' 2017	0			
September	9-' 2017	0			
TOTAL 3rd Quarter $		0.00 $	325	6478	10/27/2017
October	10 2017 $	0			
November	11 2017	0	325		
December	12 2017	0			
TOTAL 4th Quarter $		0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR Hold Co. 15 CASE NO: 15-16838

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017 $	0			
February	2-' 2017	0			
March	3-' 2017	0			
TOTAL 1st Quarter $		0.00 $	325	1102	4/28/2017
April	4-' 2017 $	0			
May	5-' 2017	0			
June	6-' 2017	0			
TOTAL 2nd Quarter $		0.00 $	325	1104	7/27/2017
July	7-' 2017 $	0			
August	8-' 2017	0			
September	9-' 2017	0			
TOTAL 3rd Quarter $		0.00 $	325	1107	10/27/2017
October	10 2017 $	0			
November	11 2017	0	325		
December	12 2017	0			
TOTAL 4th Quarter $		0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): MDW GR LLP
20

CASE NO: 15-16844

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	1- 2017	$	650				
February	2- 2017		0				
March	3- 2017		505				
TOTAL 1st Quarter		$	1,155.36	$	325	1103	4/28/2017
April	4- 2017	$	650				
May	5- 2017		0				
June	6- 2017		669				
TOTAL 2nd Quarter		$	1,319.00	$	325	1105	7/27/2017
July	7- 2017	$	650				
August	8- 2017		0				
September	9- 2017		0				
TOTAL 3rd Quarter		$	650.00	$	325	1107	10/27/2017
October	10 2017	$	650				
November	11 2017		0		325		
December	12 2017		0				
TOTAL 4th Quarter		$	650.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999..................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999...........	$975	$3,000,000 to $4,999,999.....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999...........	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): RR Exploration 10 CASE NO: 15-16839

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017	$	525				
February	2-' 2017		0				
March	3-' 2017		625				
TOTAL 1st Quarter $			1,150.18	$	325	3449	4/28/2017
April	4-' 2017	$	325				
May	5-' 2017		0				
June	6-' 2017		0				
TOTAL 2nd Quarter $			325.00	$	325	3450	7/27/2017
July	7-' 2017	$	325				
August	8-' 2017		0				
September	9-' 2017		0				
TOTAL 3rd Quarter $			325.00	$	325	3451	10/27/2017
October	10 2017	$	325				
November	11 2017		0		325		
December	12 2017		0				
TOTAL 4th Quarter $			325.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Nevada Talon 5 CASE NO: 15-16841

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month		Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-'	2017 $	525			
February	2-'	2017	0			
March	3-'	2017	275			
TOTAL 1st Quarter $			800.18 $	325	1075	4/28/2017
April	4-'	2017 $	325			
May	5-'	2017	0			
June	6-'	2017	0			
TOTAL 2nd Quarter $			325.00 $	325	1076	7/27/2017
July	7-'	2017 $	325			
August	8-'	2017	0			
September	9-'	2017	4,000			
TOTAL 3rd Quarter $			4,325.00 $	325	1077	10/27/2017
October	10	2017 $	325			
November	11	2017	0	325		
December	12	2017	0			
TOTAL 4th Quarter $			325.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999.....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Realty 9 CASE NO: 15-16845

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year	Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017	$ 325			
February	2-' 2017	0			
March	3-' 2017	0			
TOTAL 1st Quarter		$ 325.00	$ 325	2118	4/28/2017
April	4-' 2017	$ 325			
May	5-' 2017	312			
June	6-' 2017	0			
TOTAL 2nd Quarter		$ 636.68	$ 325	2119	7/27/2017
July	7-' 2017	$ 325			
August	8-' 2017	0			
September	9-' 2017	0			
TOTAL 3rd Quarter		$ 325.00	$ 325	2121	10/27/2017
October	10 2017	$ 325			
November	11 2017	0	325		
December	12 2017	0			
TOTAL 4th Quarter		$ 325.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999..................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (BC) Holding 6 CASE NO: 15-16847

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year		Cash Disbursements		Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017	$	0				
February	2-' 2017		0				
March	3-' 2017		0				
TOTAL 1st Quarter		$	0.00	$	325	6452	4/28/2017
April	4-' 2017	$	0				
May	5-' 2017		0				
June	6-' 2017		0				
TOTAL 2nd Quarter		$	0.00	$	325	6472	7/27/2017
July	7-' 2017	$	0				
August	8-' 2017		0				
September	9-' 2017		0				
TOTAL 3rd Quarter		$	0.00	$	325	6484	10/27/2017
October	10 2017	$	0				
November	11 2017		0		325		
December	12 2017		0				
TOTAL 4th Quarter		$	0.00	$	325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): GEH (US) Holding Inc. CASE NO: 15-16848

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-'	2017 $	0			
February	2-'	2017	0			
March	3-'	2017	0			
	TOTAL 1st Quarter $		0.00 $	325	6450	4/28/2017
April	4-'	2017 $	0			
May	5-'	2017	0			
June	6-'	2017	0			
	TOTAL 2nd Quarter $		0.00 $	325	6473	7/27/2017
July	7-'	2017 $	0			
August	8-'	2017	0			
September	9-'	2017	0			
	TOTAL 3rd Quarter $		0.00 $	325	6485	10/27/2017
October	10	2017 $	0			
November	11	2017	0	325		
December	12	2017	0			
	TOTAL 4th Quarter $		0.00 $	325		

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999....................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999............	$975	$3,000,000 to $4,999,999....................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999.........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Golden Eagle Holding Inc. 8 CASE NO: 15-16837

Form 2-F
QUARTERLY FEE SUMMARY
For the Month Ended: 11/30/2017

Month	Year		Cash Disbursements	Quarterly Fee Due	Check No.	Date Paid
January	1-' 2017	$	0			
February	2-' 2017		0			
March	3-' 2017		0			
TOTAL 1st Quarter		$	0.00	$ 325	6453	4/28/2017
April	4-' 2017	$	0			
May	5-' 2017		0			
June	6-' 2017		0			
TOTAL 2nd Quarter		$	0.00	$ 325	6471	7/27/2017
July	7-' 2017	$	0			
August	8-' 2017		0			
September	9-' 2017		0			
TOTAL 3rd Quarter		$	0.00	$ 325	6479	10/27/2017
October	10 2017	$	0			
November	11 2017		0	325		
December	12 2017		0			
TOTAL 4th Quarter		$	0.00	$ 325		

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999......................	$325	$1,000,000 to $1,999,999....................	$6,500
$15,000 to $74,999.............	$650	$2,000,000 to $2,999,999....................	$9,750
$75,000 to $149,999.............	$975	$3,000,000 to $4,999,999......................	$10,400
$150,000 to $224,999.........	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999..........	$1,950	$15,000,000 to $29,999,999....	$20,000
$300,000 to $999,999.............	$4,875	$30,000,000 or more........	$30,000

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]
In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR(S): Midway Gold US Inc. CASE NO: 15-16835

Form 2-G

NARRATIVE

For Period Ending: 11/30/2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred susequent to the report date.

See the following pages for the narrative.

This narrative covers the period of November 1, 2017 through November 30, 2017. Significant events occurring after this period will be reported in the subsequent monthly operating report unless otherwise indicated below.

Midway Gold US Inc. and the affiliated debtors and debtors in possession (collectively, the "Debtors") filed for relief under Chapter 11 of the United States Bankruptcy Code on June 22, 2015 (the "Petition Date"). Following the Petition Date, Debtors continued in possession of their remaining property and operated and managed their remaining business and affairs as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

On November 15, 2017, the Court issued an order granting Debtors' *Revised Second Amended Joint Chapter 11 Plan of Liquidation* (the "Plan").

On November 16 and 20, 2017, the Court entered orders approving the following professional fee applications: (1) seventh interim fee application for FTI Consulting, Inc. for the period of January 1, 2017 through September 30, 2017 for fees in the amount of $106,300.80 and expenses in the amount of $345.05; (2) fifth interim fee application for Cooley, LLP for the period of January 1, 2017 through June 30, 2017 for fees in the amount of $68.553.90 and expenses in the amount of $257.59; (3) sixth interim fee application for Cooley, LLP for the period of July 1, 2017 through September 30, 2017 for fees in the amount of $5,141.25 and expenses in the amount of $56.70; (4) fifth interim fee application for Gavin/Solmonese, LLP for the period of February 1, 2017 through June 30, 2017 for fees in the amount of $12,375.00 and expenses in the amount of $28.90; (5) seventh interim fee application for Squire Patton Boggs (US) LLP for the period of January 1, 2017 through September 30, 2017 for fees in the amount of $409,050.00 and expenses in the amount to $18,586.26; (6) seventh interim fee application for Wadsworth Warner Conrardy, P.C. for the period of January 1, 2017 through September 30, 2017 for fees in the amount of $27,905.00 and expenses in the amount of $648.62.

On November 28, 2017, Debtors and Gavin/Solmonese, LLC, as Liquidating Trustee, entered into the Liquidating Trust Agreement. However, the Midway Liquidating Trust[1] shall not be established until the Effective Date pursuant to the Plan.

[1] Unless defined herein, capitalized terms adopt the definitions ascribed to them in the Plan.

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$59,524.66	$0.00	-$650.00	$58,874.66

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1106	325.00	11/06	1107	325.00	11/06

$650.00 **Total checks paid**

$650.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	59,524.66	11/06	58,874.66

Average daily ledger balance **$58,982.99**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

MDW GOLD ROCK LLP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1487	$59,524.66	$0.00	-$650.00	$58,874.66

Debits

Checks paid

Number	*Amount*	*Date*	*Number*	*Amount*	*Date*
1106	325.00	11/06	1107	325.00	11/06

$650.00	**Total checks paid**
$650.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	59,524.66	11/06	58,874.66

Average daily ledger balance **$58,982.99**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MDW-GR HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1446	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

WELLS FARGO

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

MDW PAN HOLDING CORP
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1461	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

WELLS FARGO

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted] 8265 ■ November 1, 2017 - November 30, 2017 ■

WELLS FARGO

MGC RESOURCES INC
DBA MIDWAY GOLD CORP.
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted] 8265	$12,284,143.12	$0.00	-$192,215.64	$12,091,927.48

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	11/16	785.40	WT 171116-102381 HSBC Bank Canada /Bnf=Computershare Srf# Gw00000008426634 Trn#171116102381 Rfb# 834
	11/16	5,856.56	ACH Prep Origintn - Mgc Resources - File 7878782339 Coid 1270088512
	11/17	140,609.93	WT Fed#00164 US Bank, NA /Ftr/Bnf=Squire Patton Boggs LLP Srf# Gw00000008449160 Trn#171117000371 Rfb# 835
	11/17	7,403.73	WT Fed#00175 Zb NA DBA Vectra B /Ftr/Bnf=Sender Wasserman Wadsworth, P.C. Srf# Gw00000008449161 Trn#171117000367 Rfb# 836
	11/17	33,335.02	WT Fed#00223 Bank of America, N /Ftr/Bnf=Fti Consulting Inc Srf# Gw00000008448487 Trn#171117000346 Rfb# 837
		$187,990.64	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
6478	325.00	11/08	6481	325.00	11/06	6484	325.00	11/06
6479	325.00	11/06	6482	1,950.00	11/06	6485	325.00	11/06
6480	325.00	11/08	6483	325.00	11/06			

$4,225.00	**Total checks paid**
$192,215.64	**Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
10/31	12,284,143.12	11/08	12,279,918.12	11/17	12,091,927.48
11/06	12,280,568.12	11/16	12,273,276.16		

Average daily ledger balance **$12,192,693.58**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

Account number: [redacted]1453 ■ November 1, 2017 - November 30, 2017 ■

WELLS FARGO

MIDWAY GOLD ROCK MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1453	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

WELLS FARGO

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY PAN MINE CO
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1420	$100.00	$0.00	$0.00	$100.00

Daily ledger balance summary

Date	*Balance*
10/31	100.00

Average daily ledger balance **$100.00**

IMPORTANT ACCOUNT INFORMATION

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

WELLS FARGO

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

MIDWAY SERVICES COMPANY
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted] 1479	$6,115.43	$0.00	-$650.00	$5,465.43

Debits

Checks paid

Number	*Amount*	*Date*
1107	650.00	11/06

$650.00 **Total checks paid**

$650.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	6,115.43	11/06	5,465.43

Average daily ledger balance **$5,573.76**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

NEVADA TALON LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8489	$881.14	$0.00	-$325.00	$556.14

Debits

Checks paid

Number	*Amount*	*Date*
1077	325.00	11/06

$325.00 **Total checks paid**

$325.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	881.14	11/06	556.14

Average daily ledger balance **$610.30**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Analyzed Business Checking

WELLS FARGO

MIDWAY GOLD REALTY LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]8422	$505,935.46	$0.00	-$325.00	$505,610.46

Debits

Checks paid

Number	*Amount*	*Date*
2121	325.00	11/06

$325.00	**Total checks paid**
$325.00	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	505,935.46	11/06	505,610.46

Average daily ledger balance **$505,664.62**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

RR EXPLORATION LLC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

IMPORTANT ACCOUNT INFORMATION

For business banking customers who receive a paper statement for an analyzed checking account, the standard monthly fee per statement is $5.00 per account.
For wholesale banking customers, the paper statement fee may vary. Please refer to the annual pricing terms applicable to your account.

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1724	$781.90	$0.00	-$325.00	$456.90

Debits

Checks paid

Number	*Amount*	*Date*
3451	325.00	11/06

$325.00 **Total checks paid**

$325.00 **Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
10/31	781.90	11/06	456.90

Average daily ledger balance **$511.06**

IMPORTANT ACCOUNT INFORMATION

WELLS FARGO

Effective January 1, 2018 the following standard fees on your analyzed checking account will change:
- Monthly maintenance: $22.00
- Paper checking account statement: $0.00
- Paper client analysis statement: $0.00

If you have any questions regarding these changes please visit wellsfargo.com/biz/fee-information, contact your local banker, or call the number at the top of your statement.

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business Market Rate Savings

WELLS FARGO

029089 1 AV 0.373 1107024

MIDWAY GOLD US INC
8310 S VALLEY HWY STE 280
ENGLEWOOD CO 80112-5732

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted

1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (163)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Cash flow is a key indicator of the financial health of your business. Find tips and strategies for effective cash flow management at wellsfargoworks.com.

Activity summary

Beginning balance on 11/1	$4,863,533.50
Deposits/Credits	119.92
Withdrawals/Debits	- 0.00
Ending balance on 11/30	**$4,863,653.42**
Average ledger balance this period	$4,863,533.50

Account number: [redacted]**8524**
MIDWAY GOLD US INC
Colorado account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 102000076
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$119.92
Average collected balance	$4,863,533.50
Annual percentage yield earned	0.03%
Interest earned this statement period	$119.92
Interest paid this year	$1,334.97

DCRE11UTGT 029099 NNNNNNNNN NNN NNN 001 002 163 119617 20619913.2

WELLS FARGO

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
11/30	Interest Payment	119.92		4,863,653.42
Ending balance on 11/30				**4,863,653.42**
Totals		**$119.92**	**$0.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, see the Wells Fargo Account Fee and Information Schedule and Account Agreement applicable to your account (EasyPay Card Terms and Conditions for prepaid cards) or talk to a banker. Go to wellsfargo.com/feefaq for a link to these documents, and answers to common monthly service fee questions.

Fee period 11/01/2017 - 11/30/2017	Standard monthly service fee $6.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any **ONE** of the following account requirements		
• Average collected balance	$500.00	$4,863,534.00 ☑
• Total automatic transfers from an eligible Wells Fargo business checking account	$25.00	$0.00 ☐

YC/NC

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

118618

IMPORTANT ACCOUNT INFORMATION

New limits on Fees

Effective November 6, 2017, we will waive overdraft or returned item (Non-Sufficient Fund/NSF) fees on any transactions that are $5 or less, regardless of your ending account balance. We will continue to waive overdraft fees on all posted transactions if both your ending daily account balance and your available balance are overdrawn by $5 or less and there are no items returned for non-sufficient funds after all transactions have posted.

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement .... $ ______

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.

$ ______
$ ______
$ ______
\+ $ ______

.... **TOTAL** $ ______

CALCULATE THE SUBTOTAL

(Add Parts A and B)

.... **TOTAL** $ ______

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above .... - $ ______

CALCULATE THE ENDING BALANCE

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register .... $ ______

Number	Items Outstanding	Amount
	Total amount $	

DCRE11UTGT 029089 NNNNNNNNN NNN NNN 002 002 163 118619 20519913 2

WELLS FARGO

118620

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00824787	2.10118
Account Description	Wells Fargo Savings (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	4,863,653.42
Add Pending Deposits	.00
Less Outstanding Checks	.00
	4,863,653.42
Balance per General Ledger	4,863,653.42
Variance	.00

Midway Gold Corp / MG US-Balance Sheet

Reconciliation Summary

Account Number	00058486	2.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	12,091,927.48
Add Pending Deposits	.00
Less Outstanding Checks	33,736.86-
	12,058,190.62
Balance per General Ledger	12,058,190.62
Variance	.00

Outstanding Checks

Explanation Alpha Name	G/L Date	Payment Number	Amount
KPMG LLP	11/30/2017	00006486	19,795.00-
Tab Products CO LLC	11/30/2017	00006487	61.56-
EPIQ Systems Acquisition Inc	11/30/2017	00145423	7,231.87-
Jay Nishikawa	11/30/2017	00145424	437.18-
Shawn Mullenix	11/30/2017	00145425	5,346.26-
Teresa Gustine	11/30/2017	00145426	864.99-
			33,736.86-

Midway Gold Corp / NV Talon-Balance Sheet

Reconciliation Summary

Account Number	00059200	5.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	556.14
Add Pending Deposits	.00
Less Outstanding Checks	.00
	556.14
Balance per General Ledger	556.14
Variance	.00

Midway Gold Corp / MGR-Balance Sheet

Reconciliation Summary

Account Number	00060152	9.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	505,610.46
Add Pending Deposits	.00
Less Outstanding Checks	.00
	505,610.46
Balance per General Ledger	505,610.46
Variance	.00

Midway Gold Corp / RR Exploration Balance Sheet

Reconciliation Summary

Account Number	00376862	10.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	456.90
Add Pending Deposits	.00
Less Outstanding Checks	.00
	456.90
Balance per General Ledger	456.90
Variance	.00

Midway Gold Corp / Mine Services LLC

Reconciliation Summary

Account Number	00537122	11.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	363.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	363.00
Balance per General Ledger	363.00
Variance	.00

Midway Gold Corp / MDW Pan Hold Corp

Reconciliation Summary		
Account Number	00544250	14.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW GR Holding Corp

Reconciliation Summary

Account Number	00544498	15.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Mining Co

Reconciliation Summary

Account Number	00544746	16.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	5,465.43
Add Pending Deposits	.00
Less Outstanding Checks	.00
	5,465.43
Balance per General Ledger	5,465.43
Variance	.00

Midway Gold Corp / Midway Pan Mine Co

Reconciliation Summary

Account Number	00544994	17.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / Midway Gold Rock Mine

Reconciliation Summary

Account Number	00545242	18.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	100.00
Add Pending Deposits	.00
Less Outstanding Checks	.00
	100.00
Balance per General Ledger	100.00
Variance	.00

Midway Gold Corp / MDW Gold Rock LLP

Reconciliation Summary

Account Number	00545738	20.10112
Account Description	Wells Fargo (USD)	
Period Ending	11/30/2017	

Balance per Bank Statement	58,874.66
Add Pending Deposits	.00
Less Outstanding Checks	.00
	58,874.66
Balance per General Ledger	58,874.66
Variance	.00